Expedia Group, Inc. Announces Pricing of Private Offering of Senior Notes
BELLEVUE, Washington – September 11, 2019 – Today, Expedia Group, Inc. (“Expedia Group”) announced that it has agreed to sell $1.25 billion aggregate principal amount of unsecured 3.25% senior notes due 2030 (the "Notes") in a private offering. The Notes will be issued at a price of 99.225% of the aggregate principal amount. The Notes will be guaranteed by certain subsidiaries of Expedia Group. Expedia Group expects to use the net proceeds from the offering for general corporate purposes, which may include, but are not limited to, (i) repayment, prepayment, redemption or repurchase of Expedia Group’s indebtedness and (ii) working capital, capital expenditures and acquisitions. General corporate purposes may also include, without limitation, dividends, stock repurchases, investments and advances to or other investments in Expedia Group’s subsidiaries. The private offering of the Notes is expected to close on September 19, 2019. The closing is subject to customary closing conditions, and there can be no assurance that the issuance and sale of the Notes will be consummated.
The Notes will be offered and sold only to qualified institutional buyers pursuant to Rule 144A and outside the United States pursuant to Regulation S under the Securities Act of 1933, as amended (the “Securities Act”). The Notes have not been registered under the Securities Act of 1933 or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act of 1933 and applicable state laws.
This press release does not constitute an offer to sell or a solicitation of an offer to purchase the Notes or any other securities and does not constitute an offer, solicitation or sale in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful.

About Expedia Group

Expedia Group (NASDAQ: EXPE) is the world's travel platform. We help knock down the barriers to travel, making it easier, more enjoyable, more attainable and more accessible. We are here to bring the world within reach for customers and partners around the globe. We leverage our platform and technology capabilities across an extensive portfolio of businesses and brands to orchestrate the movement of people and the delivery of travel experiences on both a local and global basis. Our family of travel brands includes: Brand Expedia®, Hotels.com®, Expedia® Partner Solutions, Vrbo®, Egencia®, trivago®, HomeAway®, Orbitz®, Travelocity®, Hotwire®, Wotif®, ebookers®, CheapTickets®, Expedia Group™ Media Solutions, Expedia Local Expert®, CarRentals.com™, Expedia® CruiseShipCenters®, Classic Vacations®, Traveldoo®, VacationRentals.com and SilverRail™.

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Forward-Looking Statements. This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect the views of our management regarding current expectations and projections about future events and are based on currently available information. Actual results could differ materially from those contained in these forward-looking statements for a variety of reasons, including, but not limited to, those discussed in our Annual Report on Form 10-K for the year ended December 31, 2018, Part I, ITEM 1A, “Risk Factors”, as well as those discussed elsewhere in this press release. Other unknown or unpredictable factors also could have a material adverse effect on our business, financial condition and results of operations. Accordingly, readers should not place undue reliance on these forward-looking statements. The use of words such as “anticipates,” “estimates,” “expects,” “intends,” “plans” and “believes,” among others, generally identify forward-looking statements; however, these words are not the exclusive means of identifying such statements. In addition, any statements that refer to expectations, projections or other characterizations of future events or circumstances are forward-looking statements. These forward-looking statements are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict.
Actual results and the timing and outcome of events may differ materially from those expressed or implied in the forward-looking statements for a variety of reasons, including, among others: an increasingly competitive global environment; risks related to our dynamic industry; changes in search engine algorithms and dynamics or other traffic-generating arrangements; our business’ dependence on our relationships with travel suppliers and travel distribution partners; declines or disruptions in the travel industry; our reliance on the value of our brands and the increasing costs of maintaining and enhancing our brand awareness; risks related to payments and fraud; risks related to our acquisitions, investments or significant commercial arrangements; risks relating to our international operations; our reliance on various business partners and third-parties for many systems and services; our reliance on the performance of highly-skilled personnel and our potential failure to retain or motivate key personnel or hire, retain and motivate qualified personnel; regulatory risks related to our alternative accommodations business; our potential failure to comply with current laws, rules and regulations, or potential changes to such laws, rules and regulations and other legal uncertainties; application of existing tax laws, rules or regulations; enactment of legislation implementing changes in taxation of international business activities, adoption of other corporate tax reform policies or changes in tax legislation or policies; unfavorable outcomes in legal proceedings to which we are a party; risks relating to the copying or use of our intellectual property and proprietary information by others, including potential competitors; our reliance on information technology to operate our business and maintain our competitiveness and risks related to our potential failure to invest in and adapt to technological developments or industry trends; system interruption, security breaches and lack of redundancy in our information systems; our failure to comply with governmental regulation and other legal obligations related to our processing, storage and use of personal information, payment card information and other consumer data; compliance with privacy regulations; fluctuations in foreign exchange rates; volatility in our stock price; liquidity constraints or our inability to access the capital markets when necessary or desirable; risks related to our significant indebtedness; various counterparty risks; changes in control of the Company; actual or potential management and director conflicts of interest; as well as other risks detailed in our public filings with the SEC, including our annual report on Form 10-K for the year ended December 31, 2018, subsequent quarterly reports on Form 10-Q or current reports on Form 8-K.
Other unknown or unpredictable factors also could have a material adverse effect on our business, financial condition and results of operations. In addition, in light of these risks and uncertainties, the matters referred to in the forward-looking statements contained in this press release may not in fact occur. Accordingly, you should not place undue reliance on those statements. We are not under any obligation, and do not intend, to publicly or otherwise update, review or revise any forward-looking statement or other statement in this press release, whether as a result of new information, future events or otherwise, even if experience or future events make it clear that any expected results express or implied by these forward-looking statements will not be realized. Please carefully review and consider the various disclosures made in this press release and in our reports filed with the SEC that attempt to advise interested parties of the risks and factors that may affect our business, prospects and results of operation.
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